THIRD MODIFICATION OF LOAN AND SECURITY AGREEMENT

         Modification made as of July 1, 1995 between HOLT CARGO SYSTEMS, INC. ("Holt Cargo"), ("Borrower") and PNC BANK, NATIONAL ASSOCIATION (successor in interest to BANK LEUMI LE-ISRAEL, B.M.) ("Bank").

                                   BACKGROUND

         A. Borrower and Bank are party to a Loan and Security Agreement dated as of August 8, 1989 (as amended December 20, 1989, November 13, 1992, and as of December 31, 1992, the ("Loan Agreement") pursuant to which Bank, inter alia,
(i) extended a line of credit in favor of Borrower in the maximum amount of $3,500,000 ("Line of Credit"), (ii) issued letters of credit for the account of Borrower and Holt Hauling and Warehousing System, Inc. ("Holt Hauling"), and
(iii) extended a real estate (term) loan in the original principal amount of $3,500,000 ("Real Estate Loan").

         B. Borrower and Bank now wish to further modify the Loan Agreement to extend the term of the Line of Credit and the Real Estate Loan and to amend certain covenants and conditions set forth in the Loan Agreement, all of which Bank has agreed to do on the terms and conditions set forth in this Modification.

         C. All capitalized terms used but not defined in this Modification shall have the meaning given to such terms in the Loan Agreement.

                                   AGREEMENTS

         Borrower and Bank, intending to be legally bound, agree as follows:


             1. Amendments to Loan Agreement.

                (a) Effective as of December 31, 1994:

                    (i) The definition of the term "Real Estate Note" shall be amended by adding the following phrase thereto: ", as the same may be amended, substituted, extended or replaced from time to time."

                    (ii) Section 2.6.2. of the Loan Agreement (added by the December 20, 1989 modification) is deleted and the following substituted in its place:

                    "2.6.2. Maturity/Repayment Schedule. The Real Estate Loan shall be repaid as follows:

                        2.6.2.1. Interest shall be payable in arrears at the
                   interest rate provided in paragraph 2.6.1 hereof on the outstanding principal balance of the Real Estate Loan, commencing January 1, 1995 and on the first day of each month thereafter until the entire principal balance of the Real Estate Loan shall have been paid in full; and

                        2.6.2.2. Principal shall be payable in six (6) equal
                   consecutive monthly installments of $38,888.88 each commencing July 1, 1995 and payable on the first day of each month thereafter through and including December 1, 1995. Thereafter, principal shall be payable in 48 equal consecutive monthly installments of $19,444.44 each, commencing January 1, 1996 and on the first day of each month thereafter through and including December 1, 1999. A final installment of the entire unpaid balance of principal and the accrued and unpaid interest due thereon, as well as any other sums due under or with respect to the Real Estate Loan, shall be payable on December 31, 1999."

                (b) Effective as of the date hereof:

                    (i) Murphy Marine Services, Inc. shall be added to the definition of the term "Corporate Guarantor".

                    (ii) Sections 6.1.12.1, 6.1.12.2 and 6.1.12.5 of the Loan
Agreement are deleted in their entirety and the following substituted in their place:

                         "16.1.12.1. Maintain a ratio of Debt to Tangible Net
                    Worth of not more than 3.0 to 1 as of December 31, 1994 and as of each fiscal quarter thereafter.

                         6.1.12.2. Maintain Tangible Net Worth of not less than
                    $41,000,000 as of December 31, 1994 and as of each fiscal quarter thereafter.

                         6.1.12.5. Maintain a ratio of (A) net income after
                    taxes, plus depreciation to (B) current maturities of long term debt (excluding the outstanding principal balance of amounts due to Meridian Bank under that certain Loan Agreement dated October 19, 1994 between, inter alia, Borrower and Meridian Bank) for the immediately prior fiscal year, plus current maturities of Capital Lease obligations for the immediately prior fiscal year, plus capital expenditures for the fiscal year, less in each case, balloon payments classified as current liabilities, of not less than
                    1.0 to 1 as of December 31, 1994 and as of each December 31 thereafter."

                              (iii) A new Section 7.1.2.6 is added to the Loan
                         Agreement and shall read as follows:

                         "7.1.2.6. Sell, lease, assign or otherwise dispose of
                    and shall not permit any Corporate Guarantor to sell, lease, assign or otherwise dispose of, in any fiscal year any assets valued in the aggregate in excess of 10% of the Combined total assets of Borrower and Corporate Guarantors; provided, however,

                    Bank shall not unreasonably withhold its consent to any sale, lease, assignment or other disposition in excess of the amounts set forth herein."

                (c) Effective as of May 31, 1995, the "Termination Date" of the Line of Credit shall be extended to May 31, 1996.

                (d) The following phrase shall be added to the end of Section
7.1.1.1. of the Loan Agreement:

                    "...provided, however, the foregoing restriction shall only apply (a) while there shall be any amounts available to be drawn under the Initial Letter of Credit and/or the Second Letter of Credit or Borrower and/or Holt Hauling shall have any obligation to Bank in connection therewith, and/or (b) while Borrower shall have any obligation to Bank in connection with the Cash Line and/or the Cash Line shall not have been terminated, regardless of whether any amounts shall be outstanding thereunder."

                (e) Section 8.1.4. of the Loan Agreement is deleted in its entirety and the following substituted in its place;

                         "8.1.4. So long as (a) there shall be any amounts
                    available to be drawn under the Initial Letter of Credit and/or on the Second Letter of Credit or Borrower and/or Holt Hauling shall have any obligation to Bank in connection therewith, and/or (b) Borrower shall have any obligation to Bank in connection with the Cash Line and/or the Cash Line shall not have been terminated, regardless of whether any amounts shall be outstanding thereunder, failure of Borrower to timely and completely perform and comply with each of the covenants set forth in Paragraph 6.1.12 hereof."

                (f) The following sentence shall be added to the end of Section
8.1.3. of the Loan Agreement:

                         "Borrower shall provide Bank with written notice of any
                    such default by Borrower within three (3) days after the occurrence thereof."

             2. Conditions Precedent. The obligation of Bank to effect the modifications contained in this Modification is subject to the condition precedent that Bank shall have received all of the following documents, each of which shall be in form and substance satisfactory to Bank:

                (a) An agreement by which Murphy Marine Services, Inc. ("Murphy") and Wilmington Stevedores, Inc. ("Wilmington") each becomes surety for all liabilities of Borrower and Holt Hauling to Bank ("New Surety Agreements").

                (b) Modification of the Real Estate Note reflecting the extension and modification of the terms thereof as set forth herein ("Note Modification").

                (c) Copies of resolutions of the boards of directors of Borrower and Corporate Guarantors authorizing the execution, delivery and performance of this Modification and all other documents and instruments required hereby (including without limitation the Note Modification and the New Surety Agreements), certified by the secretary or an assistant secretary of Borrower or Corporate Guarantors, as the case may be.

                (d) A written certificate of the secretary or an assistant secretary of Borrower and Corporate Guarantors as to the names and true signatures of the officers of Borrower and Corporate Guarantors, as the case may be, authorized to sign this Modification and all other documents and instruments required hereby (including without limitation the Note Modification and the New Surety Agreements).

                (e) Certified copies of the Articles of Incorporation and By-laws of Murphy and Wilmington, together with evidence that the Articles of Incorporation and By-laws of Borrower and the other Corporate Guarantors have not been modified or amended (or if so, the nature and extent thereof) since December 31, 1992 and are in full force and effect.

                (f) Good Standing certificates (dated not more than 15 days prior to the date hereof) for each of Borrower, Holt Hauling, Murphy, Wilmington and Broadway Equipment Leasing Corp.

                (g) Title search, to be obtained at Borrower's sole cost and expense, of the property subject to the 1984 Mortgage and 1989 Mortgage indicating no liens or encumbrances except as may appear in Chicago Title Insurance Company's Mortgagee Title Policy No. 31-0041-02- 006389.

                (h) Updated appraisal of the property covered by the 1984 Mortgage and the 1989 Mortgage prepared by an appraiser and on terms satisfactory to Bank showing an appraised value in an amount satisfactory to Bank.

                (i) A favorable opinion of counsel to Borrower and Affiliates as to the matters mentioned in Paragraphs 3(a), (b) and (c) herein.

                (j) Such other documents or instruments as Bank may have requested under the terms of this Modification or otherwise.

             3. Representations and Warranties. In order to induce Bank to enter into this Modification, Borrower represents and warrants to Bank as follows:

                (a) The execution, delivery and performance by Borrower and Corporate Guarantors of this Modification and any other documents and instruments required by Bank for the implementation of this Modification (including without limitation the Note Modification and the New Surety Agreements) have been duly authorized by all necessary corporate action and do not and will not violate any provision of law or of the charter or by-laws of Borrower or any Corporate Guarantor or any agreement, trust or other indenture or instrument to which Borrower or any Guarantor is a party, or by which any of its or their properties may be bound or affected; provided, however, that this representation does not apply to Holt Cargo Systems of California, Inc., Holt Warehousing Company, Marine Information Technology, Inc. or T&L Leasing Corp.

                (b) This Modification constitutes and the other documents and instruments required hereby (including without limitation the Note Modification and the New Surety Agreements) when executed and delivered will constitute the legal, valid and binding obligations of Borrower and Guarantors, enforceable in accordance with their terms; provided, however, that this representation does not apply to Holt Cargo Systems of California, Inc., Holt Warehousing Company, Marine Information Technology, Inc. or T&L Leasing Corp.

                (c) No authorization, consent, approval, license, exemption or any other action by and no registration, qualification or filing with any governmental agency or authority is or will be necessary in connection with the execution, delivery and performance of this Modification or the other documents and instruments required hereby (including without limitation the Note Modification and the New Surety Agreements).

                (d) The Combined balance sheet and profit and loss and surplus statements of Borrower and Corporate Guarantors as of December 31, 1994, certified by B.D.O. Seidman, and the Combined balance sheet and profit and loss and surplus statements of Borrower and Corporate Guarantors as of March 31, 1995, prepared by Borrower copies of all of which have been furnished to Bank, are complete and correct, show all material liabilities, direct and contingent, and present fairly the financial position, the results of operations and charges in Combined financial position of Borrower and Corporate Guarantors at such dates and for the period ended on such dates, all in accordance with generally accepted accounting principals consistently applied. Since March 31, 1995, there has been no material adverse change in such financial position or such results of operations.

                (e) On and as of the date of this Modification, there has occurred no Event of Default and no event which with notice or lapse of time or both would, if unremedied, be an Event of Default.

                (f) Except with respect to the good standing of Holt Cargo Systems of California, Inc., Holt Warehousing Company, Marine Information Technology, Inc., and T & L Leasing Corp., the representations and warranties made by Borrower to Bank in the Loan Agreement are true and correct as though made on and as of the date of this Modification.

                (g) The Loan Agreement is in full force and effect. As of the date of this Modification, the principal amount due under the Cash Note is $3,500,000, and the principal amount due under the Real Estate Note is $2,352,778.04. All interest under the Cash Note and the Real Estate Note has been paid in full through May 31, 1995. Borrower has no defense, set-off or counterclaim to its performance under the Loan Agreement, Cash Note, Real Estate Note, or any document or instrument executed in connection with any of the foregoing.

             4. Release. In consideration for Bank's agreement to consent to the modifications set forth herein, Borrower hereby waives and releases and forever discharges Bank and its officers, directors, attorneys, agents, and employees from any liability, damage, claim, loss or expense of any kind that they may have now or hereafter against Bank or any of them arising out of or relating to the Indebtedness. Borrower further states that it has carefully read the foregoing release, knows the contents thereof and grants the same as its own free act and deed.

             5. Miscellaneous.

                (a) This Modification shall be deemed, to the extent inconsistent therewith, a modification of the Loan Agreement and all other instruments and documents executed by Borrower in connection with the Loan Agreement (the "Collateral Documents"). Subject to the foregoing, the terms and conditions of the Loan Agreement and the Collateral Documents are ratified and confirmed, shall remain in full force and effect and Borrower acknowledges and agrees that the same shall secure all of Borrower's liabilities to Bank under the Loan Agreement.

                (b) This Modification shall be governed by and construed in accordance with the law of the Commonwealth of Pennsylvania.

                (c) Borrower shall pay on demand all costs and expenses of Bank in connection with the preparation, execution, delivery, administration and enforcement of this Modification and the other documents and instruments required hereby (including the fees and out of pocket costs of counsel with respect thereto). The agreement set forth in this paragraph 5(c) shall survive the repayment of the Loans and the cancellation or expiration of the Initial Letter of Credit and the Second Letter of Credit.

                (d) Paragraph headings used in this Modification are for convenience only and shall not affect the construction of this modification.

         IN WITNESS WHEREOF, the parties hereto have executed this Modification as of the date written above.

 Attest:                                    HOLT CARGO SYSTEMS, INC.

/s/ John Evans                              By: /s/ Bernard Gelman
-----------------------------                   -------------------------------
                                                Vice President

                                            PNC BANK, NATIONAL ASSOCIATION

                                            By: /s/ William R.
                                                ------------------------------
                                                Vice President

                                     CONSENT

         Each of the undersigned, surety for all obligations of Borrower to Bank pursuant to its Surety Agreement dated August 8, 1989 and November 13, 1992, and, as to Murphy Marine Services, Inc. ("Murphy") and Wilmington Stevedores, Inc. ("Wilmington") as of the date hereof, hereby consents to the foregoing Modification and the other documents and instruments referred to therein, joins in and consents to the Release set forth in Paragraph 4 above as if set forth at length herein, and ratifies, affirms and agrees that its Surety Agreement shall continue in full force and effect.

         In addition to the foregoing, in order to induce Bank to enter into the foregoing Modification, Murphy and Wilmington each represents, warrants and agrees, with the intent to be legally bound:

             1. All of the representations and warranties in the Loan Agreement applicable to it as a Corporate Guarantor are true and correct as if made by it.

             2. It shall comply fully with all covenants contained in the Loan Agreement applicable to it as a Corporate Guarantor as if it were a party to the Loan Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Consent as of July 1, 1995.


Witness:
/s/ John Evans                      /s/ Thomas J. Holt
-----------------------------           ---------------------------------------
                                        THOMAS J. HOLT


                                    HOLT HAULING AND WAREHOUSING SYSTEM, INC.
                                    BROADWAY EQUIPMENT LEASING CORP.
                                    REFRIGERATED DISTRIBUTION CENTER, INC.
                                    OREGON AVENUE ENTERPRISES, INCORPORATED
                                    PATTISON AVENUE WAREHOUSING CORP.
                                    TRIPLE SEVEN ICE, INC.
                                    HOLT CARGO SYSTEMS OF CALIFORNIA
                                    THE RIVERFRONT DEVELOPMENT CORPORATION
                                    777 PATTISON AVENUE, INC.
                                    HOLT WAREHOUSING COMPANY
                                    MARINE INFORMATION TECHNOLOGY, INC.
                                    B.H. SOBELMAN & CO., INC.
                                    T. & L. LEASING CORP.
                                    CRT, INC.
                                    REFRIGERATED ENTERPRISES, INC.
                                    DOCKSIDE INTERNATIONAL FISH CO., INC.
                                    MURPHY MARINE SERVICES, INC.
                                    WILMINGTON STEVEDORES, INC.

Attest:

/s/ John Evans                      By (as to all): /s/ Bernard Gelman
-----------------------------                      -----------------------
                                                   Vice President

STATE OF NEW JERSEY     :

                        :     SS

 COUNTY OF CAMDEN       :

         On this 31st day of July, 1995, before me, a Notary Public, personally appeared Thomas J. Holt, who acknowledged himself to be the person who executed the foregoing Consent dated as of July 1, 1995, for the purposes therein contained.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                            /s/ Stephen A. Genovese
                                                -------------------------------
                                                Notary Public

                                                     STEPHEN A GENOVESE
                                            NOTARY PUBLIC - STATE OF NEW JERSEY
                                             My Commission Expires May 30, 2000

STATE OF NEW JERSEY    :
                       :     SS
 COUNTY OF CAMDEN      :

         On this 31st day of July, 1995, before me, a Notary Public, personally appeared Bernard Gelman, who acknowledged himself to be the vice president of Holt Cargo Systems, Inc., Holt Hauling and Warehousing System, Inc., Broadway Equipment Leasing Corp., Refrigerated Distribution Center, Inc., Oregon-Avenue Enterprises, Inc., Pattison Avenue Warehousing Corp., Triple Seven Ice, Inc., Holt Cargo Systems of California, Riverfront Development Corporation, 777 Pattison Avenue, Inc., Holt Warehousing Company, Marine Information Technology, Inc., B.H. Sobelman & Co., Inc., T. & L. Leasing Corp., CRT, Inc., Refrigerated Enterprises, Inc., Dockside International Fish Co., Inc., Murphy Marine Services, Inc., and Wilmington Stevedores, Inc. corporations, and that he as such officer being authorized to do so, executed the foregoing document dated as of July 1, 1995 for the purposes therein contained by signing the name of the corporations by himself as such officer.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                            /s/ Stephen A. Genovese
                                            ------------------------------------
                                            Notary Public

                                                     STEPHEN A GENOVESE
                                             NOTARY PUBLIC - STATE OF NEW JERSEY
                                              My Commission Expires May 30, 2000